                                                                    EXHIBIT 99.2

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

           SUPPLEMENTAL CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                           SEPTEMBER 30,
                                                                     ------------------------
                                                                         1998         1997
                                                                     -----------  -----------
                                                                        (DOLLARS AND SHARES
                                                                            IN THOUSANDS)
                                         ASSETS

Cash and due from banks...........................................   $    41,703  $    42,233
Federal funds sold and repurchase agreements......................         8,073       27,908
Securities available-for-sale.....................................       344,134      298,101
Loans available-for-sale, net.....................................        70,346       29,560
Loans, net........................................................       986,301      999,103
Accrued interest receivable.......................................        11,717       11,025
Premises and equipment, net.......................................        29,826       28,631
Real estate, net..................................................         2,239        2,854
Intangible assets.................................................        11,131       11,020
Mortgage servicing rights.........................................        13,822        6,571
Advances to attorneys for loans originated........................        41,242        8,106
Other assets......................................................         7,573        9,567
                                                                     -----------  -----------
          Total assets............................................   $ 1,568,107  $ 1,474,679
                                                                     ===========  ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Noninterest-bearing demand deposits.............................   $   152,236  $   123,706
  Interest-bearing demand deposits................................       115,351      127,045
  Savings.........................................................       162,878      155,405
  Time............................................................       722,376      713,444
                                                                     -----------  -----------
Total deposits....................................................     1,152,841    1,119,600
Notes payable and other borrowed money............................       244,345      197,844
Securities sold under agreements to repurchase....................        26,791       26,099
Checks payable on loans originated................................         3,091        1,709
Other liabilities.................................................        14,224       15,718
                                                                     -----------  -----------
          Total liabilities.......................................     1,441,292    1,360,970
                                                                     -----------  -----------

Commitments and contingencies.....................................            --           --

Stockholders' equity:
  Common stock $1 par value, 25,000 shares authorized, 14,227 and 14,145 shares issued, respectively, and 14,205 and 14,123
    shares outstanding, respectively .............................        14,227       14,145
  Additional paid-in capital......................................        41,069       39,997
  Retained earnings...............................................        70,164       59,794
  Accumulated other comprehensive income..........................         1,624        1,250
  Unearned compensation -- restricted stock.......................            --          (47)
  Treasury stock at cost (22 and 137 shares, respectively)........          (269)      (1,430)
                                                                     -----------  -----------
          Total stockholders' equity..............................       126,815      113,709
                                                                     -----------  -----------
          Total liabilities and stockholders' equity..............   $ 1,568,107  $ 1,474,679
                                                                     ===========  ===========

   The accompanying notes are an integral part of the consolidated financial statements.

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

     SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                                                                       YEARS ENDED SEPTEMBER 30,
                                                                   ---------------------------------
                                                                     1998         1997        1996
                                                                   --------     --------     -------
                                                                         (DOLLARS IN THOUSANDS)

Interest Income:
  Loans ......................................................     $ 97,676     $ 91,690     $80,069
  Securities .................................................       20,632       19,195      17,044
  Federal funds sold and repurchase agreements ...............          759        1,497       1,249
                                                                   --------     --------     -------
          Total interest income ..............................      119,067      112,382      98,362
                                                                   --------     --------     -------
Interest Expense:
  Deposits ...................................................       49,158       45,559      42,759
  Short-term borrowings ......................................       11,203        7,100       6,359
  Long-term borrowings .......................................        2,519        7,038       2,904
                                                                   --------     --------     -------
          Total interest expense .............................       62,880       59,697      52,022
                                                                   --------     --------     -------
Net interest income ..........................................       56,187       52,685      46,340
  Provision for estimated losses on loans ....................        6,037        7,860       3,543
                                                                   --------     --------     -------
Net interest income after provision for estimated losses on
  Loans.......................................................       50,150       44,825      42,797
                                                                   --------     --------     -------
 Noninterest Income:
  Loan servicing fees ........................................        1,621        2,310       2,445
  Gain (loss) on sale of investment securities ...............          262          132          39
  Gain on sale of loans and mortgage-backed securities........        4,892        2,132       1,770
  Gain on sale of servicing ..................................          797        1,397         790
  Deposit account service charges ............................        7,425        7,038       5,836
  Other income ...............................................        4,247        2,812       2,058
                                                                   --------     --------     -------
          Total noninterest income ...........................       19,244       15,821      12,938
                                                                   --------     --------     -------
                                                                     69,394       60,646      55,735
                                                                   --------     --------     -------
Noninterest Expense:
  Compensation, taxes and benefits ...........................       24,211       21,862      18,853
  Occupancy and equipment ....................................        5,201        4,514       4,590
  Advertising ................................................        1,256        1,542       1,032
  Professional fees ..........................................        1,752        1,585       1,202
  Data processing ............................................        3,411        1,668       1,270
  Federal deposit insurance premiums .........................          674          774       5,026
  Amortization of intangible assets ..........................        1,278        1,280       1,285
  Net cost of operation of other real estate .................           44          467         327
  Other expenses .............................................        6,655        7,109       5,508
                                                                   --------     --------     -------
          Total noninterest expense ..........................       44,482       40,801      39,093
                                                                   --------     --------     -------

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

    SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME -
                                  (CONTINUED)

                                                                         YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------
                                                                  1998              1997              1996
                                                              ------------      ------------      ------------
                                                                       (DOLLARS IN THOUSANDS, EXCEPT
                                                                               PER SHARE DATA)

Income before income tax expense ........................     $     24,912      $     19,845      $     16,642
                                                              ------------      ------------      ------------
Income Tax Expense (Benefit):
  Current ...............................................            9,805             7,404             7,442
  Deferred ..............................................             (850)           (1,289)           (2,041)
                                                              ------------      ------------      ------------
                                                                     8,955             6,115             5,401
                                                              ------------      ------------      ------------
Income before extraordinary loss ........................           15,957            13,730            11,241
Extraordinary loss on extinguishment of debt (net of
  related income tax benefit of $1,514) .................               --             2,811                --
                                                              ------------      ------------      ------------
Net income ..............................................           15,957            10,919            11,241
Dividends on preferred stock ............................               --               113               454
                                                              ------------      ------------      ------------
  Net income applicable to common stockholders ..........           15,957            10,806            10,787
Other comprehensive loss, before tax:
  Unrealized gain (loss) on securities:
     Unrealized holding gain (loss) on securities arising
        during the period ...............................              836             2,297            (1,175)
     Less: reclassification adjustment for (gains) losses
         included in net income .........................             (261)             (132)               27
                                                              ------------      ------------      ------------
Other comprehensive loss, before tax ....................              575             2,165            (1,148)
Income tax expense (benefit) related to items of other
  comprehensive loss ....................................              201               757              (402)
                                                              ------------      ------------      ------------
Other comprehensive loss, net of tax ....................              374             1,408              (746)
                                                              ------------      ------------      ------------
Comprehensive income applicable to common
  stockholders ..........................................     $     16,331      $     12,214      $     10,041
                                                              ============      ============      ============
Earnings Per Common Share:
  Income before extraordinary loss:
     Basic ..............................................     $       1.14      $       1.00      $       0.83
     Diluted ............................................     $       1.12      $       0.96      $       0.82
  Extraordinary loss on extinguishment of debt, net of
     Related income tax:
     Basic ..............................................     $         --              0.21                --
     Diluted ............................................     $         --              0.20                --
  Net income:
     Basic ..............................................     $       1.14      $       0.79      $       0.83
     Diluted ............................................     $       1.12      $       0.76      $       0.82
Dividends Per Common Share: .............................     $       .272      $       .238      $       .179
Average Number of Shares Outstanding:
     Basic ..............................................       14,026,070        13,694,925        13,033,855
     Diluted ............................................       14,238,064        14,242,335        13,726,288


   The accompanying notes are an integral part of the consolidated financial statements.

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
     SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY


                                                                                                   ADDITIONAL
                                                                            PREFERRED    COMMON     PAID-IN   RETAINED    UNEARNED
                                                                              STOCK       STOCK     CAPITAL   EARNINGS  COMPENSATION
                                                                            ---------   --------    --------  --------  ------------
                                                                                             (DOLLARS IN THOUSANDS)

Balances at September 30, 1995 ............................................  $ 7,564    $ 12,993    $ 31,529    $ 45,000    $(37)
Series B, 6.00% Cumulative Convertible Preferred Stock dividends declared,
$1.50 per share ...........................................................       --          --          --        (454)     --
Common stock dividends declared, $0.179 per share .........................       --          --          --      (2,452)     --
Conversion of $602,000 in 8.25% Convertible Debentures into 82,891 shares of
   Common Stock ...........................................................       --          83         508          (2)     --
Common stock issued for exercise of stock options -- 111,600 shares .......       --         112         183         (25)     --
Common stock issued as unearned compensation ..............................       --           3          22          --     (25)
Amortization of unearned compensation .....................................       --          --          --          --      18
Dividends paid for fractional shares in three-for-two stock split effective
  October 1, 1996 .........................................................       --          --          --          (2)     --
Net change in other comprehensive income, net of taxes.....................       --          --          --          --      --
Adjustment for difference in year ends relating to Middle Georgia Bank
  Pooling .................................................................       --          --          --        (235)     --
Statutory capital reclassification relating to Vidalia Bankshares Inc. ....       --          --         395        (395)     --
Net income ................................................................       --          --          --      11,241      --
                                                                             -------    --------    --------    --------    ----
Balances at September 30, 1996 ............................................    7,564      13,191      32,637      52,676    $(44)
Series B, 6.00% Cumulative Convertible Preferred stock dividends declared,
  $0.75 per share .........................................................       --          --          --        (113)     --
Common stock dividends declared, $0.238 per share .........................       --          --          --      (3,363)     --
Conversion of 301,171 shares of Series B, 6.00% Cumulative Convertible
  Preferred stock into 805,830 shares of Common stock, and 1,409 shares
  redeemed for $27.00 per share ...........................................   (7,564)        806       6,719          --      --
Conversion of $30,000 in 8.25% Convertible Debentures into 4,131 shares of
  Common stock ............................................................       --           4          26          --      --
Common stock issued for exercise of stock options -- 144,905 shares .......       --         144         538          --      --
Common stock issued as unearned compensation ..............................       --           3          22          --     (25)
Amortization of unearned compensation .....................................       --          --          --          --      22
Shares cancelled ..........................................................       --          (3)         (5)         --      --
Nonqualified stock options exercised ......................................       --          --          60          --      --
Net change in other comprehensive income, net of taxes ....................       --          --          --          --      --
Acquisition of treasury stock .............................................       --          --          --          --      --
Adjustment for difference in year ends relating to Southland Bank
  Corporation Pooling .....................................................       --          --          --        (325)     --
Retirement of treasury shares .............................................       --          --          --          --      --
Net income ................................................................       --          --          --      10,919      --
                                                                             -------    --------    --------    --------    ----
Balances at September 30, 1997 ............................................       --      14,145      39,997      59,794    $(47)
Common stock dividends declared, $0.272 per share .........................       --          --          --      (3,758)     --
Common stock issued for exercise of stock options -- 104,575 shares .......       --         105         449          --      --
Common stock issued .......................................................       --         115         (66)         --      --
Shares cancelled ..........................................................       --         (23)        (11)         11      --
Dividends paid for fractional shares in three-for-two stock split effected
  April 1998 ..............................................................       --          --          --         (10)     --
Cancellation of treasury stock resulting from SBC pooling .................       --        (115)         --      (1,046)     --
Amortization of unearned compensation .....................................       --          --          --          --      47
Net change in other comprehensive income, net of taxes ....................       --          --          --          --      --
Statutory capital reclassification relating to Vidalia Bankshares, Inc. ...       --          --         700        (700)     --
Adjustment for difference in year ends relating to Vidalia Bankshares, Inc.
  Pooling .................................................................       --          --          --         (84)     --
Net income ................................................................       --          --          --      15,957      --
                                                                             -------    --------    --------    --------    ----
Balances at September 30, 1998 ............................................  $    --    $ 14,227    $ 41,069    $ 70,164    $ --
                                                                             =======    ========    ========    ========    ====


                                                                             ACCUMULATED
                                                                                OTHER                  TOTAL
                                                                            COMPREHENSIVE TREASURY  SHAREHOLDERS'
                                                                               INCOME      STOCK      EQUITY
                                                                               -------    -------    ---------

Balances at September 30, 1995 ............................................    $   588    $  (521)   $  97,116
Series B, 6.00% Cumulative Convertible Preferred Stock dividends declared,
  $1.50 per share .........................................................         --         --         (454)
Common stock dividends declared, $0.179 per share .........................         --         --       (2,452)
Conversion of $602,000 in 8.25% Convertible Debentures into 82,891 shares
  of Common Stock .........................................................         --         --          589
Common stock issued for exercise of stock options -- 111,600 shares .......         --         --          270
Common stock issued as unearned compensation ..............................         --         --           --
Amortization of unearned compensation .....................................         --         --           18
Dividends paid for fractional shares in three-for-two stock split
  effective October 1, 1996 ...............................................         --         --           (2)
Net change in other comprehensive income, net of taxes ....................       (746)        --         (746)
Adjustment for difference in year ends relating to Middle Georgia Bank
  Pooling .................................................................         --         --         (235)
Statutory capital reclassification relating to Vidalia Bankshares Inc. ....         --         --           --
Net income ................................................................         --         --       11,241
                                                                               -------    -------    ---------
Balances at September 30, 1996 ............................................       (158)      (521)     105,345
Series B, 6.00% Cumulative Convertible Preferred stock dividends declared,
  $0.75 per share .........................................................         --         --         (113)
Common stock dividends declared, $0.238 per share .........................         --         --       (3,363)
Conversion of 301,171 shares of Series B, 6.00% Cumulative Convertible
  Preferred stock into 805,830 shares of Common stock, and 1,409 shares
  redeemed for $27.00 per share ...........................................         --         --          (39)
Conversion of $30,000 in 8.25% Convertible Debentures into 4,131 shares of
  Common stock ............................................................         --         --           30
Common stock issued for exercise of stock options -- 144,905 shares .......         --         --          682
Common stock issued as unearned compensation ..............................         --         --           --
Amortization of unearned compensation .....................................         --         --           22
Shares cancelled ..........................................................         --         --           (8)
Nonqualified stock options exercised ......................................         --         --           60
Net change in other comprehensive income, net of taxes ....................      1,408         --        1,408
Acquisition of treasury stock .............................................         --     (1,073)      (1,073)
Adjustment for difference in year ends relating to Southland Bank
  Corporation Pooling .....................................................         --         --         (325)
Retirement of treasury shares .............................................         --        164          164
Net income ................................................................         --         --       10,919
                                                                               -------    -------    ---------
Balances at September 30, 1997 ............................................      1,250     (1,430)     113,709
Common stock dividends declared, $0.272 per share .........................         --         --       (3,758)
Common stock issued for exercise of stock options -- 104,575 shares .......         --         --          554
Common stock issued .......................................................         --         --           49
Shares cancelled ..........................................................         --         --          (23)
Dividends paid for fractional shares in three-for-two stock split
  effected April 1998 .....................................................         --         --          (10)
Cancellation of treasury stock resulting from SBC pooling .................         --      1,161           --
Amortization of unearned compensation .....................................         --         --           47
Net change in other comprehensive income, net of taxes ....................        374         --          374
Statutory capital reclassification relating to Vidalia Bankshares, Inc. ...         --         --           --
Adjustment for difference in year ends relating to Vidalia Bankshares, Inc.
  Pooling .................................................................         --         --          (84)
Net income ................................................................         --         --       15,957
                                                                               -------    -------    ---------
Balances at September 30, 1998 ............................................    $ 1,624    $  (269)   $ 126,815
                                                                               =======    =======    =========

   The accompanying notes are an integral part of the consolidated financial statements.

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES
               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                   YEARS ENDED SEPTEMBER 30,
                                                                             -------------------------------------
                                                                               1998          1997          1996
                                                                             ---------     ---------     ---------
                                                                                     (DOLLARS IN THOUSANDS)

Operating Activities:
  Cash flows from operating activities:
    Net income ........................................................      $  15,957     $  10,919     $  11,241
                                                                             ---------     ---------     ---------
    Loss on extinguishment of debt ....................................             --         4,324            --
                                                                             ---------     ---------     ---------
    Adjustments to reconcile net income to cash used in operations:
      Depreciation ....................................................          2,531         2,268         2,386
      Deferred income tax benefit .....................................           (850)       (1,289)       (2,041)
      Amortization of loan fees, net ..................................            572           152           113
      Provision for estimated losses on loans, real estate and
       mortgage servicing Rights ......................................          7,413         8,271         4,053
      Amortization of intangibles .....................................          1,278         1,280         1,285
      Dividends received on stock .....................................             --          (241)         (272)
      Gain on sales of loans and securities ...........................         (5,152)       (2,238)       (1,804)
      Loans available-for-sale:
        Disbursements .................................................       (744,086)     (100,988)     (140,618)
        Purchases .....................................................         (4,206)     (172,097)     (228,087)
        Sales .........................................................        724,916       271,954       365,341
        Repayments ....................................................            974           372           600
      (Increase) decrease in accrued interest receivable ..............           (693)            3        (1,279)
      Increase (decrease) in accrued interest payable .................            781            58            28
      Other, net ......................................................        (12,597)       (9,235)       (4,419)
                                                                             ---------     ---------     ---------
        Total adjustments .............................................        (29,119)       (1,730)       (4,714)
                                                                             ---------     ---------     ---------
    Net cash (used in) provided by operating activities ...............        (13,162)       13,513         6,527
                                                                             ---------     ---------     ---------
Investing Activities:
  Cash flows from investing activities:
    Net decrease (increase) in fed funds sold and repurchase
      agreements ......................................................         19,835        16,933        (8,929)
    Investment securities available-for-sale:
      Purchases .......................................................       (195,483)     (144,633)     (112,932)
      Sales ...........................................................          8,773        20,021        29,826
      Maturities ......................................................         31,056        44,973        19,121
      Principal repayments ............................................        123,884        56,494        37,652
    Net increase in loans .............................................         (9,893)      (99,383)     (120,668)
    Cash paid to acquire certain assets, including intangible assets...         (9,395)           --            --
    Purchases of premises and equipment ...............................         (3,790)       (4,867)       (2,387)
    Proceeds from sales of real estate ................................          2,535         1,146         4,023
    Net (increase) decrease in advances to attorneys for loans
      originated ......................................................        (33,136)       (6,377)        1,491
    Other net .........................................................         (1,444)        3,747           (30)
                                                                             ---------     ---------     ---------
    Net cash used in investing activities .............................        (67,058)     (111,946)     (152,833)
                                                                             ---------     ---------     ---------
Financing Activities:
  Cash flows from financing activities:
    Net increase (decrease) in deposits ...............................         33,240       102,672        52,353
    Notes payable & other borrowed money:
      Proceeds ........................................................        496,711       373,946       608,358
      Repayments ......................................................       (450,152)     (358,338)     (513,521)
    Net increase in securities sold under agreements to repurchase ....            692         3,171        12,329
    Net increase (decrease) in checks payable on loans originated .....          1,382        (2,741)       (2,669)
    Acquisition of treasury stock .....................................             --        (1,073)           --
    Redemption of subordinated debentures .............................             --       (16,707)           --
    Redemption of preferred stock .....................................             --           (38)           --
    Issuance of common stock ..........................................            568           838           270
    Dividends paid on stock ...........................................         (2,751)       (3,342)       (2,851)
                                                                             ---------     ---------     ---------
Net cash provided by financing activities .............................         79,690        98,388       154,269
                                                                             ---------     ---------     ---------
Net (decrease) increase in cash and due from banks ....................           (530)          (45)        7,963
    Cash and due from banks beginning of period .......................         42,233        42,278        34,315
                                                                             ---------     ---------     ---------
    Cash and due from banks end of period .............................      $  41,703     $  42,233     $  42,278
                                                                             =========     =========     =========
Supplemental Disclosures of Cash Flow Information:
  Cash paid during the year for:
    Interest ..........................................................      $  57,280     $  59,573     $  51,342
    Income taxes ......................................................          4,745         7,247         6,855
Noncash Investing and Financing Activities:
    Mortgage loans securitized into mortgage-backed securities ........      $  13,427     $      --     $      --
    Real estate foreclosed ............................................          3,766         1,989         2,681
    Financing of sales of foreclosed real estate ......................          2,067           733           350
    Dividends declared but not paid on preferred stock ................             --            --           114
    Dividends declared but not paid on common stock ...................          1,025           772           524

   The accompanying notes are an integral part of the consolidated financial statements.

                 FIRST LIBERTY FINANCIAL CORP. AND SUBSIDIARIES

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


DESCRIPTION OF BUSINESS

         First Liberty Financial Corp. ("First Liberty") is a savings and loan holding company which owns and operates First Liberty Bank ("Liberty Bank") and First Community Bank of Vidalia ("First Community") and Liberty Bank's wholly-owned subsidiaries, Liberty Mortgage Corporation ("Liberty Mortgage"), NewSouth Financial Services, Inc. ("NewSouth") and OFC Capital Corporation ("OFC Capital"). Liberty Bank operates as a system of community banks throughout Georgia. Liberty Mortgage originates first mortgage loans throughout Georgia and the southeastern states. NewSouth originates consumer finance products in offices throughout Georgia. OFC Capital originates commercial leases on a nationwide basis.

BASIS OF PRESENTATION

The supplemental financial statements give retroactive effect to the merger of First Liberty Financial Corp. and Vidalia Bankshares, Inc. on April 1, 1999, which has been accounted for as a pooling of interests as described in notes 1 and 3 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation; however, they will become the historical consolidated financial statements of First Liberty Financial Corp. after financial statements covering the date of consummation of the business combination are issued.

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of First Liberty and its wholly-owned subsidiaries, Liberty Bank, Liberty Mortgage, NewSouth, OFC Capital, and First Community (collectively known as "the Company"). All significant intercompany accounts and transactions have been eliminated in consolidation. Prior period financial statements have been restated to include the accounts of companies acquired in material transactions accounted for as poolings of interests.

CASH AND CASH EQUIVALENTS

         For the purpose of presentation in the consolidated statements of cash flows, cash and cash equivalents are defined as those amounts included in the statement of financial condition caption "Cash and Due From Banks."

DEBT AND EQUITY SECURITIES

         Held-to-maturity securities are debt and equity securities that the Company has the positive intent and ability to hold to maturity.
Held-to-maturity securities are reported at amortized cost, adjusted for premiums and discounts that are recognized in interest income using the interest method over the period to maturity.

         Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings.

         Debt and equity securities that are not classified as either held-to-maturity securities or trading securities are classified as available-for-sale and represent those securities intended to be held for an indefinite period of time, including securities that management intends to use as part of its asset/liability strategy, or that may be sold in response to interest rates, change in prepayment risk, the need to increase regulatory capital or other similar factors. Available-for-sale securities are reported at fair value, with unrealized gains and losses excluded from earnings and reported as a separate component of stockholders' equity until realized. This amount is reported net of income taxes. Federal Home Loan Bank of Atlanta stock is carried at cost. As of September 30, 1998 and 1997, the Company's entire portfolio of debt and equity securities was classified as available-for-sale.

         Gains or losses on sales of securities are determined based upon the specific identification method.

LOANS AVAILABLE-FOR-SALE

         Loans available-for-sale are stated at the lower of cost or estimated aggregate market value and gains and losses on sales of first mortgage loans are recognized at the time of sale. Gains and losses are determined as the difference between the net sales proceeds (including fees paid to the Company to release servicing rights) and the book value of the loans or securities sold, as adjusted by the estimated present value associated with excess or deficient servicing fees. The present value of excess and deficient servicing fees is amortized on the level-yield method over the estimated lives of the related loans.

LOANS

         Loans are generally recorded at the contractual amounts owed by borrowers, less unearned discounts, deferred origination fees, the undisbursed portion of any loans in process, and the allowance for loan losses. Interest on loans is credited to income as earned to the extent it is deemed collectible. Discounts on loans purchased are accreted into interest income using the level-yield method over the contractual lives of the loans, adjusted for actual prepayments.

         Loans which are delinquent 90 days (four payments) or over generally are placed on non-accrual status unless the collectibility of principal and accrued interest is assured beyond a reasonable doubt. In some cases, loans less than 90 days (four payments) delinquent are placed on non-accrual where material uncertainty exists as to their collectibility. When loans are placed on non-accrual, all previously accrued interest is charged against interest income and further accruals are discontinued, unless a part of the previously accrued interest is considered collectible beyond a reasonable doubt. In such cases, the amount of accrued interest considered collectible is not charged off.

ALLOWANCE FOR ESTIMATED LOAN LOSSES

         The Company considers a loan to be impaired based on current information and events if it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement.

         The Company uses several factors in determining if a loan is impaired. Quarterly asset classification procedures generally include a review of significant loans and lending data, including loan payment status and borrowers' financial data and operation factors, such as cash flows and operating income or loss. The measurement of impaired loans is generally based on the present value of expected future cash flows discounted at the historical effective interest rate of the loan, except that collateral dependent loans are measured for impairment at the fair value of the collateral.

         The allowance for estimated loan losses is established and maintained through a periodic review and evaluation of various factors which affect the loans' collectibility and results in provisions for loan losses which are charged to expense. Numerous factors are considered in the evaluation including:
(1) a review of certain borrowers' current financial status, credit standing, and available collateral; (2) historical loan loss experience in relation to outstanding loans; (3) the diversification and size of the loan portfolio; (4) the results of the most recent regulatory examinations available to the Company;
(5) the overall loan portfolio quality; (6) management's judgement regarding prevailing and anticipated economic conditions; and (7) other relevant factors.

MORTGAGE SERVICING RIGHTS

         The Company recognizes originated and purchased mortgage servicing rights ("MSRs") as assets by allocating total costs incurred between the loan and the servicing rights retained based on their relative fair value. Amortization of MSRs is based on the ratio of net servicing income received in the current period to total net servicing income projected to be realized from the MSRs. Projected net servicing income is in turn determined on the basis of the estimated future balance of the underlying mortgage loan portfolio, which declines over time from prepayments and scheduled loan amortization. The Company estimates future prepayment rates based on current interest rate levels, other economic conditions and market forecasts, as well as relevant characteristics of the servicing portfolio, such as loan types, interest rate stratification and recent prepayment experience.

         The Company evaluates all MSRs for impairment based on the excess of the carrying amount of the MSRs over their fair value. Fair values of servicing rights are determined by estimating the present value of future net servicing income considering the average interest rate and the average remaining lives of the related loans being serviced. Periodically, the Company uses an independent party to evaluate the present values of its portfolio of mortgage servicing. This evaluation is principally determined using discounted cash flows of disaggregated groups of mortgage servicing rights.

LOAN FEES AND ORIGINATION COSTS

         Loan origination fees, commitment fees, and certain direct loan origination costs are deferred and recognized over the lives of the related loans as an adjustment of the loans' yields using the level-yield method. Calculation of the level-yield is based upon weighted average contractual payment terms which are adjusted for actual prepayments.

FINANCIAL OPTIONS AND COMMITMENTS TRANSACTIONS

         Fees paid to purchase rights to sell loans at future dates at specified prices ("options") and commitment fees paid to secure markets to sell first mortgage loans are deferred and amortized over the term of the commitment. Upon determination that commitments will not be utilized, the related fees are charged to expense.

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

         The Company enters into sales of securities under agreements to repurchase identical or substantially similar securities in the future ("repurchase agreements"). Obligations under repurchase agreements are reflected as liabilities and securities sold continue to be reflected as assets in the financial statements. All repurchase agreements mature within one year. The Company's policy for requiring collateral for repurchase agreements states that borrowings will be limited by available collateral and that the Company will only transact with Brokers/Dealers authorized by the borrowed funds policy within established credit exposure guidelines.

PREMISES AND EQUIPMENT

         Premises and equipment are recorded at cost less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets (33 to 40 years for buildings and 3 to 10 years for equipment). Expenditures for maintenance and repairs are charged against earnings as incurred. Costs of major additions and improvements are capitalized. Upon disposition or retirement of property, the cost and the related accumulated depreciation are removed from the accounts. Any resulting gain or loss is reflected in current income.

REAL ESTATE

         Real estate is carried at the lower of fair value less estimated selling costs or cost. Any write-down from the cost to fair value required at the time of foreclosure is charged to the allowance for estimated loan losses. Subsequent write-downs and gains or losses recognized on the sale of real estate are included in non-interest income or expense.

INTANGIBLE ASSETS

         Intangible assets are stated at cost less accumulated amortization and are amortized over periods ranging from 5 to 25 years on the straight-line basis. The recoverability of the intangible assets are reviewed periodically to determine if adjustments to carrying value or amortization periods are necessary. Accumulated amortization as of September 30, 1998 and 1997 was $7.5 million and $6.3 million, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value. These fair values are provided for disclosure purposes only, and do not impact carrying values of financial statement amounts.

         Cash, Due From Banks and Federal Funds Sold and Repurchase Agreements. The carrying amount reported in the balance sheet for cash, due from banks and federal funds sold approximates those assets' fair values.

         Investment Securities (Including Mortgage-backed Securities). Fair values for investment securities are based on quoted market prices where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

         Loans Receivable. For variable-rate loans held-for-investment, fair values are based on carrying values. The fair values for loans available-for-sale are based on quoted market prices of similar loans sold including the value of servicing rights. The fair values for all other loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

         Mortgage Servicing Rights and Excess Servicing Fees. The fair value is estimated by discounting estimated future cash flows from servicing fees using discount rates that approximate current market rates.

         Deposit Liabilities. The fair values disclosed for deposits (i.e., interest and non-interest checking, regular savings, and money market accounts) are equal to the amount payable on demand at the reporting date. Fair values for fixed-rate certificates are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated monthly maturities on time deposits.

         Short-term Borrowings. The carrying amounts of federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings approximate their fair values.

         Long-term Borrowings. The fair values of the Company's long-term borrowings (other than deposits) are estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing agreements.

         Off-balance-sheet Instruments. Liberty Bank has commitments to extend standby letters of credit and to purchase and sell loans and mortgage-backed securities. These types of credit are made at market rates; therefore, there would be no market risk associated with these credits which would create a significant fair value liability.

         Liberty Mortgage has commitments to originate loans for borrowers as well as commitments to sell loans to investors. The fair value of commitments to originate loans, on which a rate commitment has been made, is based on current market value. On commitments to originate loans, where no rate commitments have been made, fair value equals carrying amount. The fair value of mandatory commitments to sell loans is based on current market values. The fair value of optional commitments to sell loans is based on carrying value. The carrying value of optional commitments to sell loans equals the net notional amount of optional commitments to sell and of optional commitments to buy loans or mortgage-backed securities.

STOCK-BASED COMPENSATION

         Effective October 1, 1996, the Company adopted Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 establishes a fair value based method of accounting for stock-based compensation. SFAS No. 123 allows for the continued use of the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". The Company continues to account for stock-based compensation under the provisions of Opinion No. 25.

ADVERTISING

         Advertising costs are expensed as incurred.

INCOME TAXES

         The Company follows the liability method of accounting for income taxes. Deferred tax balances are regularly adjusted through the consolidated statements of income to reflect current estimates of future taxes payable or refundable. First Liberty files a consolidated income tax return; however, income taxes are computed by each subsidiary on a separate basis, and taxes currently payable are remitted to First Liberty.

EARNINGS PER COMMON SHARE

         In December 1997, the Company adopted SFAS No. 128, "Earnings Per Share", which sets forth new rules concerning the calculation and presentation of earnings per share information in financial statements. SFAS No. 128 replaces primary earnings per share with basic earnings per share which excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. SFAS No. 128 replaces fully diluted earnings per share with diluted earnings per share which reflects the potential dilution that would occur if securities or other contracts to issue common stock were exercised. Diluted earnings per share assumes (i) the exercise of all stock options below the average market price for the period and (ii) the conversion, if dilutive, of all convertible preferred stock as of the beginning of the year with the elimination of dividends declared. Additionally, the earnings per share calculations for 1997 and 1996 have been restated to reflect the adoption of SFAS No. 128.

SWAP AGREEMENT

         The Company utilizes a swap agreement for interest rate risk management purposes. Net interest income (expense) resulting from the differential between exchanging fixed and floating-rate interest payments is recorded on a current basis. If the swaps were to be terminated or sold, the gain or loss would be deferred and amortized into interest income or expense over the remaining maturity period of the borrowings that are being hedged. (See Note 17 for additional information.)

RECLASSIFICATIONS AND RESTATEMENTS

         Certain reclassifications have been made to the 1997 and 1996 consolidated financial statements to conform to the 1998 presentation.

         All references to number of shares, per share amounts, stock option data and market prices have been restated to give retroactive effect to the three-for-two stock split in the form of a stock dividend effective on April 27, 1998.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY ISSUED ACCOUNTING STANDARDS

         In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 130 "Reporting Comprehensive Income" which establishes standards for reporting and displaying comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The purpose of reporting comprehensive income is to present a measure of all changes in equity that result from recognized transactions and other economic events of the period other than investments by owners and distributions to owners. The FASB believes that SFAS No. 130 should help investors, creditors and others in assessing a company's activities and the timing and magnitude of its future cash flows. For the Company, the primary difference between net income and comprehensive income is the change in unrealized gains and losses on securities available-for-sale.

         Also in June 1997, the FASB issued SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information" which establishes new standards for public companies to report information about operating segments in annual financial statements and also requires that those companies report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. SFAS No. 131 is effective for financial statements for the fiscal year beginning October 1, 1998.

         In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits", which revises employers' disclosures about pension and other postretirement benefit plans. SFAS No. 132 does not change the measurement or recognition of those plans. SFAS No. 132 standardizes the disclosure requirements for pensions and other postretirement benefits to the extent practicable, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures that are no longer as useful as they were when FASB Statements No. 87, "Employers' Accounting for Pensions", No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits", and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", were issued. SFAS No. 132 is effective for the fiscal year beginning October 1, 1998.

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and then in July 1999, issued SFAS No. 137, which delayed the effective date of SFAS No. 133 for one year. Thus, SFAS No. 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000 (October 1, 2000 for the Company). SFAS No. 133 requires all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. Due to the present limited use of derivative instruments, Management anticipates the adoption of SFAS No. 133 will not have a significant impact on the Company's results of operations or its financial position.

         In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise". SFAS No. 134 is effective for the first fiscal quarter beginning after December 15, 1998 (January 1, 1999 for the Company). SFAS No. 134 amends SFAS No. 65, "Accounting for Certain Mortgage Banking Activities", to require that after the securitization of mortgage loans held-for-sale, an entity that engages in mortgage banking activities classify the resulting mortgage-backed securities or other retained interests based on its ability and intent to sell or hold those investments.

2. EARNINGS PER SHARE

         The following tables provide a reconciliation of the numerators and denominators used in calculating basic and diluted earnings per share for the years ended September 30, 1998, 1997 and 1996 (dollars and shares in thousands).

                                                        INCOME        SHARES      PER-SHARE
1998 EARNINGS PER SHARE                               (NUMERATOR)  (DENOMINATOR)    AMOUNT
-----------------------                               -----------  -------------  ---------

Basic:
  Net income applicable to common stockholders........ $ 15,957        14,026       $ 1.14
                                                                                    ======
Effect of Dilutive Securities:
     Options..........................................                    212
                                                       --------        ------
Diluted:
  Net income applicable to common stockholders plus
      assumed conversions............................. $ 15,957        14,238       $ 1.12
                                                       ========        ======       ======


                                                         INCOME         SHARES      PER-SHARE
1997 EARNINGS PER SHARE                                (NUMERATOR)   (DENOMINATOR)    AMOUNT
-----------------------                                -----------   -------------  ---------

Income before extraordinary item......................  $ 13,730
Less preferred stock dividend.........................       113
                                                        --------
Basic:
  Income applicable to common stockholders before
     extraordinary item...............................    13,617         13,695       $ 1.00
                                                                                      ======
Effect of Dilutive Securities:
  Convertible preferred stock.........................       113            351
  Options.............................................                      196
                                                        --------         ------
Diluted:
  Income applicable to common stockholders before
     extraordinary item plus assumed conversions......  $ 13,730         14,242       $  .96
                                                        ========         ======       ======


                                                         INCOME         SHARES      PER-SHARE
1996 EARNINGS PER SHARE                                (NUMERATOR)   (DENOMINATOR)    AMOUNT
-----------------------                                -----------   -------------  ---------

Net income ...........................................  $ 11,241
Less preferred stock dividend.........................       454
                                                        --------
Basic:
  Net income applicable to common stockholders........    10,787         13,034       $  .83
                                                                                      ======
Effect of Dilutive Securities:
  Convertible preferred stock.........................       454            541
  Convertible debentures..............................        30             59
  Options.............................................                       93
                                                        --------         ------
Diluted:
  Net income applicable to common stockholders
   plus assumed conversions...........................  $ 11,271         13,727       $  .82
                                                        ========        =======       ======



3. ACQUISITIONS AND MERGERS

         In August 1998, First Liberty acquired OFC Capital Corporation ("OFC Capital"), a commercial leasing company. This acquisition did not have a significant impact on the Company's results of operations or its financial condition. Management anticipates a growing contribution by OFC Capital towards the results of operations of the Company.

         In June 1998, the Company acquired by merger Southland Bank Corporation of Georgia ("SBC"). On the date of acquisition, SBC held the following approximate balances: loans of $94 million, cash and investments of $44 million, premises and equipment of $3 million and deposits of $123 million. This acquisition has been accounted for utilizing the pooling-of-interests method of accounting.

         The following table reflects key line items on a historical basis for FLFC and Vidalia Bankshares, Inc. and on a pro forma combined basis assuming the merger was effective as of and for the periods presented.

                                                                                HISTORICAL BASIS
                                                                                ----------------
                                                                                              VIDALIA            FLFC
                                                                                              -------            ----
                                                                             FLFC         BANKSHARES, INC.     RESTATED
                                                                             ----         ----------------     ---------
                                                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
AS OF/FOR THE YEAR ENDED SEPTEMBER 30, 1998
-------------------------------------------

Net interest income.....................................................  $   53,633          $ 2,554          $  56,187
Net income..............................................................      15,457              500             15,957
Net earnings per share
     Basic..............................................................        1.16             3.00               1.14
     Diluted............................................................        1.14             3.00               1.12
Assets..................................................................   1,503,268           64,839          1,568,107
Deposits................................................................   1,093,423           59,418          1,152,841
Shareholders' equity....................................................     122,204            4,695            126,815
AS OF/FOR THE YEAR ENDED SEPTEMBER 30, 1997
-------------------------------------------
Net interest income.....................................................  $   50,464          $ 2,221         $   52,685
Net income..............................................................      10,287              632             10,919
Net earnings per share
     Basic..............................................................        0.78             3.84               0.79
     Diluted............................................................        0.75             3.84               0.76
Assets..................................................................   1,418,095           56,584          1,474,679
Deposits................................................................   1,068,487           51,113          1,119,600
Shareholders' equity....................................................     109,514            4,195            113,709

4. SECURITIES AVAILABLE-FOR-SALE

         Investment and mortgage-backed securities available-for-sale are summarized as follows (dollars in thousands):

                                                                           SEPTEMBER 30,
                                                                      -----------------------
                                                                        1998          1997
                                                                      ---------     ---------

               INVESTMENT SECURITIES:
                 U.S. government agencies.........................    $  35,386     $  67,477
                 Investment grade corporate equity securities                98           353
                 FHLB of Atlanta stock............................       12,342        10,492
                 State, county and municipal......................        9,387        13,392
                 Certificates of deposit..........................           --           900
                 Other............................................          836         1,230
               MORTGAGE-BACKED SECURITIES:
                 FNMA, FHLMC, and GNMA securities.................      225,595       186,646
                 Nonagency issuer securities......................       60,490        17,611
                                                                      ---------     ---------
                                                                      $ 344,134     $ 298,101
                                                                      =========     =========


         Mortgage-backed securities at September 30, 1998 and 1997 included $185 million and $132 million, respectively, of investments in collateralized mortgage obligations.

         At September 30, 1998 and 1997, all mortgage-backed securities were available-for-sale. Adjustable rate pass-through securities are subject to interest rate adjustments indexed to the one year or three year constant maturity treasury, the one to six month London Inter-Bank Offered Rate ("LIBOR"), or the FHLB 11th District Cost of Funds Index.

         At September 30, 1998, the Company had no open futures contracts or option contracts as interest rate hedges related to investment or mortgage-backed securities.

         The amortized cost and estimated market value of all investments in debt and equity securities are summarized as follows (dollars in thousands):

                                                                         GROSS      GROSS       ESTIMATED
                                                         AMORTIZED    UNREALIZED  UNREALIZED     MARKET
                AT SEPTEMBER 30, 1998                      COST          GAINS      LOSSES        VALUE
                ---------------------                    ---------    ----------  ----------    ---------

                U.S. government agencies............      $ 35,143      $   255      $ (12)     $ 35,386
                Investment grade corporate equity
                  securities........................            98           --         --            98
                FHLB of Atlanta stock...............        12,342           --         --        12,342
                State, county and municipal.........         9,379           31        (23)        9,387
                Other...............................           887           --        (51)          836
                Mortgage-backed securities                 283,785        2,436       (136)      286,085
                                                          --------      -------      -----      --------
                                                          $341,634      $ 2,722      $(222)     $344,134
                                                          ========      =======      =====      ========


                                                                         GROSS       GROSS      ESTIMATED
                                                         AMORTIZED    UNREALIZED   UNREALIZED    MARKET
                AT SEPTEMBER 30, 1997                      COST          GAINS       LOSSES      VALUE
                ---------------------                    ---------    ----------   ----------   --------

                U.S. government agencies............      $ 67,269      $   250      $ (42)     $ 67,477
                Investment grade corporate equity
                  securities........................           383           --        (30)          353
                FHLB of Atlanta stock...............        10,492           --         --        10,492
                State, county and municipal.........        13,368           32         (8)       13,392
                Certificates of deposit.............           891            9         --           900
                Other...............................         1,223            8         (1)        1,230
                Mortgage-backed securities..........       202,548        1,921       (212)      204,257
                                                          --------      -------      -----      --------
                                                          $296,174      $ 2,220      $(293)     $298,101
                                                          ========      =======      =====      ========


         The change to stockholders' equity for the net unrealized gain or loss on debt and equity securities during fiscal 1998 was a net gain of $1.6 million (net of related taxes of $872,000) and a net gain of $1.2 million (net of related tax benefit of $672,000) during fiscal 1997.

         The amortized cost and estimated market value of debt and equity securities at September 30, 1998, by contractual maturity, are shown below. Expected maturity will differ from contractual maturities because borrowers may have the right to prepay obligations with or without call or prepayment penalties (dollars in thousands):

                                                                                           ESTIMATED
                                                                            AMORTIZED        MARKET
                                                                              COST           VALUE
                                                                            ---------      ---------

             Due in one year or less................................         $ 11,104       $  7,121
             Due after one year through five years..................           32,894         37,084
             Due after five years through ten years.................            1,411          1,404
             Due after ten years....................................               --             --
                                                                             --------       --------
                                                                               45,409         45,609
             FHLB of Atlanta stock..................................           12,342         12,342
             Mortgage-backed securities.............................          283,785        286,085
             Other and equity securities............................               98             98
                                                                             --------       --------
                                                                             $341,634       $344,134
                                                                             ========       ========


         Proceeds, gross realized gains and losses on the sale of debt and equity securities for the three years ended September 30, 1998 are as follows (dollars in thousands):

                                                                          SEPTEMBER 30,
                                                                   --------------------------
                                                                    1998      1997     1996
                                                                   -------   -------  -------

             Proceeds....................................          $ 8,773   $20,021  $29,826
             Gross realized gains........................              268       165      209
             Gross realized losses.......................                6        33      170

5. LOANS AVAILABLE-FOR-SALE AND MORTGAGE BANKING OPERATIONS

         Loans originated for sale to the secondary market, principally residential first mortgage loans, are typically sold within ninety days of origination. Liberty Mortgage had open commitments to originate or purchase residential mortgage loans of approximately $328 million, including $14 million to be held in Liberty Bank's portfolio and $93 million on which the interest rate had not been locked-in at September 30, 1998. Commitments to sell residential mortgage loans and mortgage-backed securities for mandatory delivery were approximately $190 million at September 30, 1998. Also, at September 30, 1998, the Company bought $8 million of optional commitments to sell residential mortgage loans. The Company had no open futures contracts as interest rate hedges related to loans available-for-sale or commitments to originate residential mortgage loans at September 30, 1998.

         The following summarizes the principal balance of whole loans and participations which the Company was servicing for its portfolio and investors (dollars in thousands):

                                                                                 SEPTEMBER 30,
                                                                    --------------------------------------
                                                                       1998          1997         1996
                                                                    -----------   -----------  -----------

          Loans serviced for investors.......................       $ 1,159,701   $   726,054  $   788,624
          Loans sub-serviced for others......................                --       132,348        2,324
          Loans serviced for Liberty Bank's portfolio........           164,359       191,876      210,003
                                                                    -----------   -----------  -----------
          Total loans serviced...............................       $ 1,324,060   $ 1,050,278  $ 1,000,951
                                                                    ===========   ===========  ===========
          Number of loans serviced...........................            14,832        13,958       13,873
                                                                    ===========   ===========  ===========

         In connection with loans serviced, there were no off-balance sheet escrow accounts.

         Changes in the amounts capitalized in connection with mortgage servicing rights are as follows (dollars in thousands):

                                                                          SEPTEMBER 30,
                                                                 ------------------------------
                                                                   1998       1997       1996
                                                                 --------   --------   --------

                 Balance, beginning of year...................   $  6,571   $  6,132   $  2,076
                   Capitalized................................     11,015      3,480      4,812
                   Sold.......................................     (1,118)    (1,671)       (46)
                   Amortization...............................     (1,445)    (1,370)      (710)
                   Impairment.................................     (1,201)        --         --
                                                                 --------   --------   --------
                 Balance, end of year.........................   $ 13,822   $  6,571   $  6,132
                                                                 ========   ========   ========

         The following table summarizes the Company's financial data with respect to its mortgage banking operations (dollars in thousands):

                                                                         SEPTEMBER 30,
                                                                  ---------------------------
                                                                   1998      1997      1996
                                                                  -------   -------   -------

                 Total revenues.................................. $10,776   $ 7,071   $ 7,743
                 Total expenses..................................   7,716     5,685     5,212
                                                                  -------   -------   -------
                 Income before income taxes...................... $ 3,060   $ 1,386   $ 2,531
                                                                  =======   =======   =======
                 Total assets.................................... $45,577   $17,268   $19,410
                                                                  =======   =======   =======
                 Depreciation expense............................ $   102   $   188   $   215
                                                                  =======   =======   =======
                 Capital expenditures for office premises and
                  equipment.......................................$   196   $   175   $   146
                                                                  =======   =======   =======

6. LOANS

         Loans are summarized as follows (dollars in thousands):

                                                                       SEPTEMBER 30,
                                                                ---------------------------
                                                                   1998             1997
                                                                ----------       ----------

                 Loans collateralized by real estate:
                   Residential first mortgage................   $  121,538       $  171,919
                   Commercial first mortgage.................       40,382           83,815
                   Consumer mortgage(1)......................      151,495          102,653
                 Construction loans:
                   Residential real estate...................      110,119          103,331
                   Commercial real estate....................       35,355           31,432
                 Commercial business.........................      372,666          296,639
                 Consumer -- indirect auto loans.............       99,036          171,990
                 Consumer -- other loans.....................       72,871           52,124
                                                                ----------       ----------
                                                                 1,003,462       $1,013,903
                 Allowance for estimated losses..............      (17,161)         (14,800)
                                                                ----------       ----------
                                                                $  986,301       $  999,103
                                                                ==========       ==========

----------


(1) Loans collateralized by the equity in the borrower's residence.

         The above balances exclude undisbursed loan commitments representing loans in process and unused lines of credit amounting to approximately $177 million and $132 million at September 30, 1998 and 1997, respectively.

         Liberty Bank's loans to one borrower ("LTOB") limitation is 15% of unimpaired capital and surplus (as defined by the Office of Comptroller of the Currency) unless the loans are collateralized by readily marketable assets, in which case the limitation is 25%. For loans in excess of this limitation, Liberty Bank is restricted from extending additional credit and options to renew such credits are limited. Liberty Bank's limitation at September 30, 1998 was approximately $18.9 million based on the 15% limitation and $31.5 million based on the 25% limitation. At September 30, 1998, Liberty Bank had no relationships in excess of the LTOB limitation.

         The Company's exposure to credit loss in the event of non-performance by the borrower is represented by the outstanding principal balance of the respective loans plus the amount of undisbursed committed funds, if any. The Company evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained, if any, is based on management's credit evaluation pursuant to the Company's lending and underwriting policy. Collateral held varies but may include real estate and improvements, inventory, accounts receivable and equipment or personal property.

         The loan portfolio does not contain any material concentrations of credit risk within any one industry. Most credits are located within Georgia, the Company's primary market area.

         At September 30, 1998 and 1997, the recorded investment in loans for which impairment had been recognized in accordance with SFAS No. 114 totaled $10.4 million and $7.0 million, respectively, with a corresponding valuation allowance of $3.7 million and $2.4 million, respectively. For the periods ended September 30, 1998 and 1997, the average recorded investment in impaired loans was approximately $8.6 million and $7.2 million, respectively. Interest income recognized by the Company on impaired loans, not placed on nonaccrual, (during the portion of the year that they were impaired) was not significant.

         The following table sets forth the interest income that would have been recorded under the original terms and the actual interest income recorded for nonaccrual loans for the year ended September 30, 1998 (dollars in thousands).

                 Interest income that would have been recorded under the original terms.....      $ 1,122
                                                                                                  =======
                 Interest income recorded...................................................      $   632
                                                                                                  =======


         Changes in the allowance for estimated loan losses for the three years ended September 30 are as follows (dollars in thousands):

                                                               1998        1997        1996
                                                             --------    --------    --------

                 Balance at beginning of year.........       $ 14,800    $ 11,943    $ 11,071
                 Provision for estimated losses.......          6,037       7,860       3,543
                 Adjustment for MGB pooling...........             --          --         (43)
                 Acquisitions (1).....................            666          --          --
                 Charge-offs..........................         (5,994)     (6,413)     (5,240)
                 Recoveries...........................          1,652       1,410       2,612
                                                             --------    --------    --------
                 Balance end of year..................       $ 17,161    $ 14,800    $ 11,943
                                                             ========    ========    ========

----------

(1) relates to certain assets acquired during 1998.

7. PREMISES AND EQUIPMENT

         Premises and equipment are summarized as follows (dollars in thousands):

                                                                         SEPTEMBER 30,
                                                                     --------------------
                                                                      1998         1997
                                                                     -------      -------

                 Land........................................        $ 5,038      $ 4,737
                 Office buildings............................         28,987       28,160
                 Furniture, fixtures and equipment...........         22,251       19,460
                                                                     -------      -------
                                                                      56,276       52,357
                 Less accumulated depreciation...............         26,450       23,726
                                                                     -------      -------
                                                                     $29,826      $28,631
                                                                     =======      =======

         Certain office facilities are occupied under operating lease arrangements with future annual rentals as follows (dollars in thousands):

                   YEAR ENDED SEPTEMBER 30,:
                   -------------------------

                   1999......................................         $   583
                   2000......................................             577
                   2001......................................             502
                   2002......................................             314
                   2003......................................             206
                   Thereafter................................             525
                                                                      -------
                                                                      $ 2,707
                                                                      =======

         Total rent expense was approximately $681,740, $567,740, and $483,960 for the years ended September 30, 1998, 1997 and 1996, respectively.

8. REAL ESTATE

        Investments in real estate are summarized as follows (dollars in thousands):

                                                                         SEPTEMBER 30,
                                                                       ----------------
                                                                        1998      1997
                                                                       ------    ------

                                 Acquired through foreclosure.......   $2,896    $3,562
                                 Allowance for estimated losses.....     (657)     (708)
                                                                       ------    ------
                                                                       $2,239    $2,854
                                                                       ======    ======

         Sales of real estate owned (gross of gains and losses) during fiscal 1998 and 1997 were $4.6 million and $2.6 million, respectively, of which, Liberty Bank provided financing for $2.1 million and $733,000 during the same periods.

         Changes in the allowance for estimated losses on real estate for the years ended September 30 are as follows (dollars in thousands):

                                                                          1998     1997     1996
                                                                         ------   ------   ------

                                 Acquired through foreclosure:
                                   Balance, beginning of year.......     $  708   $  543   $  481
                                   Provision for estimated losses...        175      411      510
                                   Charge-offs, net.................       (226)    (246)    (448)
                                                                         ------   ------   ------
                                   Balance, end of year.............     $  657   $  708   $  543
                                                                         ======   ======   ======
                                 Acquired for development:
                                   Balance, beginning of year.......     $   --   $  125   $  142
                                   Charge-offs, net.................         --     (125)     (17)
                                                                         ------   ------   ------
                                   Balance, end of year.............     $   --   $   --   $  125
                                                                         ======   ======   ======

9. DEPOSITS

         The Company had brokered deposits totaling $34 million and $17 million at September 30, 1998 and 1997, respectively. Banking regulations have established guidelines in order for financial institutions to accept brokered deposits. Without obtaining a waiver, only well capitalized financial institutions, as defined, are allowed to accept brokered deposits.

         At September 30, 1998 and 1997, the Company had $239 million and $206 million of time deposits of $100,000 or more.

         The maturities of the Company's time deposits are as follows (in thousands):

                                     1999..........      $588,603
                                     2000..........        99,681
                                     2001..........        19,312
                                     2002..........        14,780
                                     2003..........            --
                                     Thereafter....            --
                                                         --------
                                                         $722,376
                                                         ========


10. NOTES PAYABLE AND OTHER BORROWED MONEY

         Notes payable and other borrowed money are summarized as follows (dollars in thousands):

                                                                                          SEPTEMBER 30,
                                                                                       ------------------
                                                                                         1998      1997
                                                                                       --------  --------

                      Line of Credit (interest rate of 6.625% and 6.66% at September
                       30, 1998 and 1997, respectively)............................... $    500  $ 10,000
                      Advances from the FHLB of Atlanta:
                       Short term (interest rates ranging from 5.57% to 7.42% and
                          5.05% to 6.55% at September 30, 1998 and 1997,
                          respectively)...............................................  131,530    82,449
                       Long term (interest rates ranging from 4.99% to 7.65% and 5.51%
                          to 8.66% at September 30, 1998 and 1997, respectively)        112,315   104,906
                      Other...........................................................       --       489
                                                                                       --------  --------
                                                                                       $244,345  $197,844
                                                                                       ========  ========

         Liberty Bank's unused borrowing capacity with the FHLB of Atlanta at September 30, 1998 was approximately $52 million in advances and warehouse lines of credit. Additionally, Liberty Bank has approximately $55 million in fed fund lines with correspondent banks.

         At September 30, 1998, contractual principal maturities of long-term notes payable and other borrowed money are as follows (dollars in thousands):

                                     1999....................    $     --
                                     2000....................      60,000
                                     2001....................      50,000
                                     2002....................          --
                                     2003....................          --
                                     2004 and thereafter.....       2,315
                                                                 --------
                                                                 $112,315
                                                                 ========


         The following table sets forth the outstanding, maximum month-end and average balances of short-term FHLB advances and other short-term borrowings and the associated weighted average interest rates at the dates indicated (dollars in thousands).

                                                                                            SEPTEMBER 30,
                                                                                  --------------------------------
                                                                                    1998        1997        1996
                                                                                  --------    --------    --------

                        Outstanding balance, end of period....................    $132,030    $ 92,449    $164,449
                        Maximum month end balance.............................     215,230     164,449     164,449
                        Average balance outstanding during the year...........     168,609      96,183      91,298
                        Weighted average interest rate, end of period.........        5.63%       6.40%       5.50%
                        Weighted average interest rate, during the period.....        5.71        5.62        5.81

         Advances from the FHLB of Atlanta are collateralized by residential first mortgage loans and mortgage-backed and government agency securities with unpaid principal balances aggregating approximately $272 million and $197 million at September 30, 1998 and 1997, respectively. At September 30, 1998, Liberty Bank was required to collateralize its advances with acceptable collateral with a lendable collateral value equal to 100% of advances outstanding. The lendable collateral value of the residential first mortgage loans and mortgage-backed securities pledged to the advances was 85% and 97% of their fair market value, respectively.

11. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

         Liberty Bank enters into financing arrangements with approved brokers, dealers and individuals whereby securities are sold under agreements to repurchase identical or substantially identical securities at a future date ("repurchase agreements"). These arrangements are reflected as financing transactions in that the securities sold are reported as assets in the accompanying financial statements with the proceeds of sale reflected as borrowings. These financing arrangements generally have maturities ranging from 30 to 180 days.

Generally, securities sold under agreements to repurchase are under the control of the counterparty during the term of the agreement. Selected data concerning repurchase agreements is presented below (dollars in thousands).

                                                                               1998        1997       1996
                                                                             --------    --------   --------

                         Mortgage-backed securities sold under agreements
                           To repurchase at year end:
                           Book value....................................    $ 42,899    $ 22,103   $ 23,158
                           Market value..................................    $ 43,739    $ 22,301   $ 23,080
                         Maximum borrowings under repurchase agreements
                           For the year:

                              Identical securities.......................    $ 26,988    $ 33,987   $ 32,507
                         Average borrowings under repurchase agreements
                           For the year:

                              Identical securities.......................    $ 23,087    $ 28,296   $ 18,406
                         Weighted average interest rate at year end......        5.24%       5.56%      4.89%


12. INCOME TAXES

         The Company files a consolidated federal income tax return. Prior to the Small Business Job Protection Act of 1996, the Company was allowed to determine its bad debt deductions for tax purposes under either the percentage of taxable income method (limited to 8 percent of taxable income before such deduction) or the experience method. For the year ended September 30, 1996, Liberty Bank determined its bad debt reserve deduction based on the percentage of taxable income method. For the years ended September 30, 1998 and 1997, Liberty Bank determined its tax bad debt deduction based on the specific charge-off method of accounting.

         The provision for federal income taxes consists of the following (dollars in thousands):

                                                            SEPTEMBER 30,
                                                       -------------------------
                                                        1998     1997     1996
                                                       -------  -------  -------

                                     Current.......    $ 9,805  $ 7,404  $ 7,442
                                     Deferred......       (850)  (1,289)  (2,041)
                                                       -------  -------  -------
                                           Total...    $ 8,955  $ 6,115  $ 5,401
                                                       =======  =======  =======


         Actual income taxes (including income tax (benefit) on extraordinary items) differ from income taxes computed at the federal corporate statutory rate of 35% as shown below:

                                                                           SEPTEMBER 30,
                                                                      ------------------------
                                                                       1998     1997     1996
                                                                      ------   ------   ------

                               Statutory federal income tax rate.....  35.0%    35.0%    35.0%
                               Benefit of graduated tax brackets.....    --      (.8)     (.5)
                               State taxes, net of federal benefit...   1.4      1.4       .1
                               Amortization of intangible assets.....    .9      1.9      1.5
                               Tax exempt interest...................   (.5)    (2.1)    (2.1)
                               Resolution of tax contingencies.......    --     (6.4)      --
                               Other, net............................   (.8)     1.7     (1.5)
                                                                       ----     ----     ----
                               Effective federal income tax rate.....  36.0%    30.7%    32.5%
                                                                       ====     ====     ====

         The net deferred tax asset is included in other assets in 1998 and 1997 in the consolidated statements of financial condition. Gross deferred tax assets and deferred tax liabilities as of September 30 are as follows (dollars in thousands):

                                                                                         1998     1997
                                                                                        -------  -------

                             Deferred Tax Assets:
                               Allowance for estimated loan losses..................    $ 5,241  $ 3,880
                               Deferred loan fees...................................         15       --
                               Real estate owned loss allowance.....................         --        5
                               Reserve for uncollected late fees....................        167      118
                               Purchase accounting adjustments, net.................        104      137
                               Other reserves.......................................        255      212
                               Unrealized loss on securities available-for-sale.....         --       11
                               Core deposits........................................        242      160
                               Benefits.............................................        438      254
                               Other................................................        533      498
                                                                                        -------  -------
                                       Total deferred tax assets....................    $ 6,995  $ 5,275
                                                                                        -------  -------



                                                                                         1998     1997
                                                                                        -------  -------

                             Deferred Tax Liabilities:
                               Section 481 mark-to-market adjustment................    $    --  $   158
                               Depreciation.........................................        697      668
                               Loan swap............................................         --       87
                               Loan discounts.......................................        415      390
                               FHLB stock...........................................      1,459    1,313
                               Loan origination fees................................        436      381
                               Purchase accounting adjustments, net.................        294      399
                               Unrealized gain on securities available-for-sale.....        436      681
                               Deferred loan fees...................................        315       57
                               Benefits.............................................        161      119
                               Other, net...........................................        205      284
                                                                                        -------  -------
                                       Total deferred tax liabilities...............      4,418    4,537
                                                                                        -------  -------
                                       Total net deferred tax asset.................    $ 2,577  $   738
                                                                                        =======  =======

         The Company's management has determined that it is more likely than not that its net deferred tax asset will be realized. This is based on the existence of taxable income in the form of future reversals of existing taxable temporary differences and taxable income in prior carryback years that is sufficient to allow realization of the tax benefit of the Company's existing deductible temporary differences. The Company is not aware of any material uncertainties existing at September 30, 1998 that may affect the realization of the Company's deferred tax assets. The Company evaluates the realizability of deferred tax assets quarterly by assessing the need for a valuation allowance.

         Earnings appropriated to bad debt reserves established for income tax purposes cannot be used for any purpose other than to absorb bad debt losses without recognition of taxable income. Dividends may be paid out of unappropriated retained earnings without the imposition of any tax to the extent that the amounts paid as dividends do not exceed earnings and profits as calculated for federal income tax purposes.

         Under SFAS No. 109, "Accounting for Income Taxes," a deferred tax liability is not recognized with respect to thrift institutions for the bad debt reserve for tax purposes that arose in tax years beginning before December 31, 1987 ("Base-Year Reserve"), unless it becomes apparent that this temporary difference will reverse in the foreseeable future. Future reversal of the Base-Year Reserve would occur if the Company ceases to be in the banking business. At September 30, 1998, the Company's Base-Year Reserve for which no deferred tax liability is recognized is approximately $12.0 million. The amount of the unrecognized deferred tax liability related to this temporary difference is $4.2 million.

         The Company and other financial institutions in Georgia are subject to the same taxes, state and local, as any other corporation in Georgia. The Georgia corporate income tax rate is 6 percent and is based on federal taxable income, with certain adjustments. The primary difference between taxable income for state and federal income tax purposes is interest income on United States government obligations, which is not taxable for state income tax purposes.


13. PREFERRED STOCK

         In March 1997, the Company redeemed 1,409 shares of its Series B 6.00% Cumulative Convertible Preferred ("Series B") stock for $38,043 plus accrued and unpaid dividends. The remaining 301,171 shares of the Series B were converted into 805,830 shares of the Company's common stock, at a conversion price of $9.33 per share, or 2.69 shares of common stock.

         The Series B stock had a liquidation preference of $25.00 per share. Dividends on the Series B stock were cumulative at an annual rate of $1.50 per share and were payable quarterly. Each share of the Series B stock was convertible at the option of the holder into 2.69 shares of common stock, at a conversion price of $9.33.

         Dividends declared during 1997 and 1996 were $113,000 and $454,000, respectively. Dividends paid during 1997 and 1996 were $227,000 and $406,000, respectively.

14. REGULATORY RESTRICTIONS

         Liberty Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possible additional discretionary actions by regulators that could have a direct material effect on the Company's financial statements. The regulations require Liberty Bank to meet specific capital guidelines that involve quantitative measures of Liberty Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. Liberty Bank's capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

         Quantitative measures established by regulation to ensure capital adequacy require Liberty Bank to maintain minimum amounts and ratios (set forth in the table below) of total and core capital (as defined in the regulations) to risk weighted assets (as defined), and of tangible capital (as defined) to assets (as defined). As of September 30, 1998 Liberty Bank met all capital adequacy requirements to which it is subject.

         As of July 1, 1998, the date of the most recent notification from the Federal Deposit Insurance Corporation ("FDIC"), Liberty Bank was categorized as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed Liberty Bank's category.

         The following table reflects Liberty Bank's compliance with its regulatory capital requirements as of the dates indicated (dollars in thousands)(not restated to reflect Vidalia merger accounted for as pooling-of-interests.):

                                                                                                    TO BE WELL
                                                                                                   CAPITALIZED
                                                                                                   UNDER PROMPT
                                                                                                    CORRECTIVE
                                                                          FOR CAPITAL                 ACTION
                                                        ACTUAL         ADEQUACY PURPOSES            PROVISIONS
                                                   -----------------   -----------------       -------------------
                SEPTEMBER 30, 1998                  AMOUNT     RATIO    AMOUNT    RATIO         AMOUNT      RATIO
                ------------------                 ---------   -----   --------   ------       ---------   -------

                Total Capital (to Risk weighted
                  Assets)......................    $ 125,185   11.56%  $ 86,655   > 8.00%      $ 108,319   > 10.00%
                                                                                  -                        -

                Core Capital (to Adjusted
                Tangible
                  Assets)......................      111,660    7.47     59,787   > 4.00          74,734   >  5.00
                                                                                  -                        -

                Tangible Capital (to Tangible
                  Assets)......................      110,640    7.41     22,405   > 1.50                N/A
                                                                                  -

                Tier 1 Capital (to Risk weighted
                  Assets)......................      111,660   10.31           N/A                64,991   >  6.00
                                                                                                           -


                SEPTEMBER 30, 1997
                ------------------

                Total Capital (to Risk weighted
                  Assets)......................    $ 119,522   11.77%  $ 81,210   > 8.00%      $ 101,512   > 10.00%
                                                                                  -                        -

                Core Capital (to Adjusted
                Tangible
                  Assets)......................      107,873    7.94     40,742   > 3.00          67,903   >  5.00
                                                                                  -                        -

                Tangible Capital (to Tangible
                  Assets)......................      104,832    7.74     20,325   > 1.50                N/A
                                                                                  -

                Tier 1 Capital (to Risk weighted
                  Assets)......................      107,873   10.63           N/A                60,907   >  6.00
                                                                                                           -


         The following table reflects First Community Bank of Vidalia's compliance with its regulatory capital requirements as of the dates indicated (dollars in thousands.):

                                                                                                TO BE WELL
                                                                                                CAPITALIZED
                                                                                               UNDER PROMPT
                                                                                                CORRECTIVE
                                                                         FOR CAPITAL              ACTION
                                                         ACTUAL       ADEQUACY PURPOSES         PROVISIONS
                                                   ----------------   -----------------     ------------------
                DECEMBER 31,  1998                  AMOUNT    RATIO    AMOUNT    RATIO       AMOUNT     RATIO
                ------------------                 --------   -----   --------   ------     --------   -------

                Total Capital (to Risk weighted
                  Assets)......................    $  5,127   10.99%  $  3,733   > 8.00%    $  4,666   > 10.00%
                                                                                 -                     -

                Tier 1 Capital (to Risk weighted
                  Assets)......................       4,541    9.73      1,868   > 4.00        2,800   >  6.00
                                                                                 -                     -

                Tier 1 Capital (to Average
                  Assets)......................       4,541    7.23      2,511   > 4.00        3,139   >  5.00
                                                                                 -                     -


                DECEMBER 31,  1997
                ------------------

                Total Capital (to Risk weighted
                  Assets)......................    $  4,740   11.47%  $  3,303   > 8.00%    $  4,129   > 10.00%
                                                                                 -                     -

                Tier 1 Capital (to Risk weighted
                  Assets)......................       4,329   10.48      1,652   > 4.00        2,477   >  6.00
                                                                                 -                     -

                Tier 1 Capital (to Average
                  Assets)......................       4,329    8.09      2,140   > 4.00        2,674   >  5.00
                                                                                 -                     -

         As required by regulations, Liberty Bank, at the time of its conversion to a stock institution, established a liquidation account and maintains the account for the benefit of its depositors at that time who continue to have funds on deposit. The initial balance of this liquidation account was equal to the institution's net worth prior to conversion of $15,722,000. In the event of a complete liquidation of the institution (and only in such event), each such depositor who continues to be a depositor at the time of such liquidation shall be entitled to receive a liquidation distribution from this account in the amount of the then current adjusted balance for deposits held, before any liquidation distribution may be made to shareholders. This account is reduced annually in proportion to the reduction of eligible savings account balances measured on each fiscal year end.

         Liberty Bank is prohibited from declaring or paying cash dividends on its common stock if the payment thereof would cause a reduction in its regulatory capital below either the liquidation account or the capital requirements set by the Office of Thrift Supervision ("OTS") or, without the prior approval of the OTS, if the amount of dividends to be paid in any year would exceed 50% of its net income for the fiscal year in which the dividend is declared (except that permitted dividends may be deferred and paid in a subsequent year). During fiscal 1998 and 1997 Liberty bank paid dividends to First Liberty in the amounts of $10.0 million and $1.0 million, respectively.

The Federal Reserve Board requires depository institutions to maintain noninterest-bearing reserves against their deposit transaction accounts, non-personal time deposits (transferable or held by a person other than a natural person) with an original maturity of less than one and one-half years and certain money market deposit accounts. Federal Reserve regulations currently require financial institutions to maintain average daily reserves equal to 3% on all amounts from $4.7 million to $47.8 million of net transactions, plus 10% on the remainder. Liberty Bank held no additional reserves at September 30, 1998 due to an adequate amount of qualifying assets.

15. EMPLOYEE BENEFIT PLANS

         The First Liberty Financial Corp. Employee Savings and Stock Ownership Plan (the "ESSOP") is both a qualified retirement plan and an employee stock ownership plan. The Company may make discretionary contributions of the Company common stock to the employee stock ownership plan portion of the ESSOP in an amount not more than 10% of the total compensation of participants for the plan year. Under the 401(k) portion of the ESSOP, the Company makes matching contributions of the Company common stock in amounts determined annually by its Board of Directors. Dividends earned on the Company common stock are retained in the ESSOP.

         Prior to January 1, 1998, the Company also maintained an Officer Profit Sharing Plan (the "OPSP"), which was designed to reward the Company's officers for their collective effort in maximizing the Company's "core earnings," (as defined in the OPSP agreement). The OPSP provided for additional cash compensation for OPSP participants if core earnings for the fiscal year equaled or exceed a predetermined minimum. The OPSP was terminated at the end of the first quarter of fiscal 1998. On January 1, 1998, the Company's officers and employees began participating in a new Performance Excellence Plan ("PEP") under which all participants are eligible to earn additional compensation based in part upon the Company's core earnings per share and in part upon each participant's individual performance.

         The contributions to the ESSOP, the OPSP and the PEP included in the accompanying financial statements are as follows (in thousands):

                                                               SEPTEMBER 30,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------   ----   ----

                                      ESSOP...........     $  458   $395   $352
                                      OPSP/PEP........     $1,217   $571   $867

         The Company also has a Nonqualified Deferred Compensation Plan (the "NDCP") (formerly known as the Executive Deferred Compensation Plan), established in 1995, in which directors and officers holding the title of First Vice President or above may participate. The NDCP provides a means of enabling participating officers to defer portions of their compensation in excess of the amounts which they contribute to the ESSOP and participating directors to defer the fees received for their services. The amount which a participant presently may defer under the NDCP is twenty percent of total annual compensation.


16. STOCK OPTIONS

         The Company granted options to purchase its common stock to certain officers and key employees under an Incentive Stock Option Plan ("ISOP") which was approved by the Company's stockholders in 1984. The options are exercisable for a period of up to five years from the date of issuance under the Plan. The ISOP expired in 1993, and all options granted under the ISOP have been exercised.

         The First Liberty Financial Corp. 1992 Stock Incentive Plan (the "1992 Plan") was adopted by the Board of Directors of the Company in 1992 and approved by the stockholders in 1993. The stock granted under the 1992 Plan is the $1.00 par value common stock. The Company has been authorized to issue up to 1,354,500 shares of common stock, in the aggregate, under the 1992 Plan, and unexercised option shares of common stock allocable to expired or terminated options may again be granted under that plan. As of September 30, 1998, there were 598,375 shares available for grant. The 1992 Plan is administered by the Compensation and Benefits Committee of the Company's Board of Directors ("the Committee").

         Incentive stock options and other stock options granted under the 1992 Plan must be at a price not less than the fair market value of the shares at the date of grant. Options granted under the plan must be exercised within the earlier of: (i) three months after the optionee ceases to be employed by the Company for any reason other than death or disability; (ii) the expiration date as determined by the Committee, listed in the option agreement; (iii) immediately upon termination of employment for cause; (iv) one year after termination of employment because of disability unless the optionee dies within this one year period; or (v) one year after the death of an optionee who dies
(a) while employed by the Company, (b) within three months after termination of employment, or (c) within one year after employment terminated due to disability. The Committee may extend the above expiration dates for any non-incentive stock options it grants.

         The 1992 Plan will terminate on the later of (i) the complete exercise or lapse of the last outstanding option, or (ii) on the last date upon which options may be granted under the plan (which may not be later than ten years after the date on which the plan is adopted), subject to its earlier termination by the Board of Directors at any time.

         Information with regard to options issued under the ISOP and under the 1992 Plan during each of the three fiscal years in the period ended September 30, 1998 follows:

                                                                                             COMBINED
                                                                            ISOP             1992 PLAN
                                                                     -----------------   -----------------
                                                                      OPTION   AVERAGE    OPTION   AVERAGE
                                                                      SHARES    PRICE     SHARES    PRICE
                                                                     --------  -------   --------  -------

                    Options Outstanding at September 30, 1995...      189,000   $ 2.93    244,088   $ 5.88
                      Issued....................................           --       --    232,294     9.66
                      Exercised.................................     (111,600)    2.41         --       --
                                                                     --------   ------   --------   ------
                    Options Outstanding at September 30, 1996...       77,400     3.67    476,382     7.72
                      Issued....................................           --       --    196,807    10.35
                      Exercised.................................      (77,400)    3.67    (45,000)    4.00
                                                                     --------   ------   --------   ------
                    Options Outstanding at September 30, 1997...           --       --    628,189     8.81
                      Issued....................................           --       --    121,250    24.76
                      Exercised.................................           --       --   (169,889)    5.64
                                                                     --------   ------   --------   ------
                    Options Outstanding at September 30, 1998...           --   $   --    579,550   $11.99
                                                                     ========   ======   ========   ======


         Under the 1992 Plan, the number of shares exercisable at September 30, 1998 and 1997 was 371,144 and 330,000, respectively. All options under the ISOP were exercisable during 1997 and 1996.



         In October 1995, the Board of Directors of First Liberty (the "Board") approved an amendment to the 1992 Plan to provide that options granted on and after that date will be exercisable over a period of ten years from date of grant rather than five years from date of grant and to increase the number of shares available for grant under that plan. This amendment was approved by First Liberty's stockholders at the 1996 Annual Meeting of Stockholders (the "1996 Annual Meeting").

         In November 1995, the Board adopted the First Liberty Financial Corp. 1995 Director Stock Option Plan (the "DSOP"), which was approved by First Liberty's stockholders at the 1996 Annual Meeting. The DSOP is intended to further the growth and development of First Liberty by encouraging its directors who are not employees of First Liberty to obtain proprietary interest in First Liberty by acquiring its stock. Up to 180,000 shares of common stock, in the aggregate, may be granted to non-employee directors under the DSOP.

         Information with regard to options issued under the DSOP during each of the three fiscal years that the plan has been in effect in the period ended September 30, 1998 is as follows:


                                                                                 DSOP
                                                                            ---------------
                                                                            OPTION  AVERAGE
                                                                            SHARES   PRICE
                                                                            ------  -------

                            Options outstanding at September 30, 1995           --       --
                               Issued...................................    69,750  $  9.77
                                                                            ------  -------
                            Options outstanding at September 30, 1996       69,750     9.77
                               Issued...................................    18,000    13.52
                                                                            ------  -------
                            Options outstanding at September 30, 1997       87,750    10.55
                              Issued....................................     2,250    23.63
                                                                            ------  -------
                            Options outstanding at September 30, 1998...    90,000  $ 10.86
                                                                            ======  =======

         The Company has elected the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, no compensation cost as been recognized for the stock option plans. Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant date for awards in 1998, 1997, and 1996, consistent with the provisions of SFAS No. 123, the Company's net income and earnings per share amounts would have been reduced to the pro forma amounts indicated below (dollars in thousands, except per share data),

                                                                          1998      1997      1996
                                                                        --------  --------  --------

                                   Net income -- as reported........... $ 15,957  $ 10,919  $ 11,241
                                   Net income -- pro forma.............   14,623     9,620    10,004
                                   Earnings per share -- as reported...     1.12      0.76      0.82
                                   Earning per share -- pro forma......     1.09      0.73      0.74


         The pro forma amounts reflected above are not representative of the effects on reported net income in future years because, in general, the options granted typically do not vest for several years and additional awards are generally made each year.

         The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions.

                                                                           1998        1997        1996
                                                                         ---------   ---------   ---------

                                  Expected dividend yield..............        1.4%        1.4%        2.4%
                                  Expected stock price volatility......       35.2        35.4        36.5
                                  Risk-free interest rate..............        6.0         6.1         5.9
                                  Expected life of options.............  8.7 years   8.5 years   7.4 years

         The weighted average fair value of options granted during 1998, 1997 and 1996 was $8.63, $4.91 and $3.31 per share, respectively.

17. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

         The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include loan commitments and standby letters of credit. The instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the financial statements.

         The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for loan commitments and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. The Company has no significant concentrations of credit risk with any individual counterparty to originate loans. The Company's lending is concentrated in Georgia, its primary market area. The contract or notional amounts of financial instruments with off-balance sheet risk at September 30 are as follows (dollars in thousands):

                                                                              1998      1997
                                                                            --------  --------

                                       Commitments to originate loans:
                                         Fixed rate....................     $334,134  $133,603
                                         Adjustable rate...............       58,691    56,371
                                       Standby letters of credit.......          906     1,803
                                       Commitments to sell loans:
                                         Mandatory.....................      190,118    59,888
                                         Optional......................        8,000     4,000


         Since many of the loan commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the counterparty. Collateral held varies but may include real estate and improvements, marketable securities, accounts receivable, inventory, equipment and personal property.

         The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

         Mandatory and optional forward placement contracts (which are held for purposes other than trading) are used by the Company to hedge its interest rate exposure during the period from when the Company extends an interest rate lock to a loan applicant until the time in which the loan is sold. Realized gains and losses on the mandatory and optional forward contracts are recognized in gain
(loss) from sales of loans in the period settlement occurs. Unrealized gains and losses on these contracts are included in the lower of cost or market valuation adjustment to loans available-for-sale. The mandatory and optional forward contracts above covered the market risk associated with the pipeline loans less predicted fallout at September 30, 1998 and 1997 of $235.1 million, and $40.7 million, respectively.

         The Company has not recorded specific liabilities for credit risk associated with off-balance sheet financial instruments. Credit risk associated with commitments to originate loans is mitigated through the purchase of commitments to sell such loans generally within 90 days of origination. Credit risk associated with standby letters of credit is considered in the assessment of the allowance for estimated loan losses.

Liberty Bank's risk with respect to mortgage servicing losses results from unrecoverable advances of delinquent principal, interest and tax payments made on behalf of mortgagors. Liberty's mortgage servicing department controls the risk of this portfolio on an ongoing basis. Liberty Bank has not suffered significant losses from its mortgage servicing activities.


18. FAIR VALUES OF FINANCIAL INSTRUMENTS

         The estimated fair values of the Company's financial instruments were as follows at September 30 (in thousands):

                                                                                       1998                        1997
                                                                             ------------------------    ------------------------
                                                                              CARRYING       FAIR         CARRYING       FAIR
                                                                               AMOUNT        VALUE         AMOUNT        VALUE
                                                                             ----------    ----------    ----------    ----------

                  Financial Assets:
                    Cash, due from banks, fed funds sold
                       and repurchase agreements ........................    $   49,776    $   49,776    $   70,141    $   70,141
                    Securities available-for-sale .......................       343,680       343,672       293,893       293,902
                    Securities held to maturity .........................           454           471         4,199         4,203
                    Loans, net ..........................................       986,301     1,011,998       999,103     1,006,847
                    Loans available-for-sale, net .......................        70,346        70,346        29,560        29,560
                    Mortgage servicing rights ...........................        13,822        14,174         6,571         8,053
                  Financial Liabilities:
                    Deposits ............................................    $1,152,841    $1,157,243    $1,119,600    $1,121,217
                    Notes payable and other borrowed
                       money ............................................       244,345       244,895       197,844       197,876
                    Securities sold under agreements to
                       Repurchase .......................................        26,791        26,791        26,099        26,099
                  Off-Balance-Sheet Financial Instruments:
                    Standby letters of credit ...........................    $      906    $      906    $    1,803    $    1,803
                    Commitments to originate loans ......................       392,825       394,307       135,476       135,695
                    Mandatory commitments to sell loans .................       190,118       189,997        59,888        60,088
                    Optional commitments to sell loans ..................         8,000         8,000         4,000         3,996
                    Mortgage servicing rights ...........................            --         1,313            --         5,661

The fair value disclosures provided exclude certain financial instruments and all nonfinancial instruments from its disclosure requirements. The disclosures also do not include certain intangible assets, such as customer relationships, deposit base intangible and goodwill. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

19. CONTINGENCIES

         The Company is from time to time a defendant in legal actions from normal business activities. Management does not anticipate that the ultimate liability arising from litigation outstanding at September 30, 1998, will have a materially adverse effect on the Company's financial position, results of operations or liquidity.

20.  FINANCIAL INFORMATION OF FIRST LIBERTY FINANCIAL CORP. (PARENT ONLY)

         First Liberty's statements of financial condition (parent only) as of September 30, 1998 and 1997 and the related statements of income and cash flows for each of the three years in the period ended September 30, 1998 are as follows:

                        STATEMENTS OF FINANCIAL CONDITION

                                                                     1998        1997
                                                                   ---------   ---------
                                                                       (IN THOUSANDS)

                               ASSETS
Cash...........................................................    $     893   $   3,934
Other investments..............................................            2          17
Investment in Liberty Bank.....................................      128,062     120,076
Other assets...................................................          223       2,324
                                                                   ---------   ---------
          Total assets.........................................    $ 129,180   $ 126,351
                                                                   =========   =========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
Dividends payable..............................................    $   1,025   $     772
Line of credit.................................................          500      10,445
Other liabilities..............................................          840       1,425
                                                                   ---------   ---------
          Total liabilities....................................        2,365      12,642
                                                                   ---------   ---------
Stockholders' equity:
  Common stock.................................................       14,227      14,145
  Additional paid-in capital...................................       41,069      39,997
  Retained earnings............................................       70,164      59,794
  Accumulated other comprehensive income.......................        1,624       1,250
  Treasury stock at cost.......................................         (269)     (1,430)
  Unearned compensation........................................           --         (47)
                                                                   ---------   ---------
          Total stockholders' equity...........................      126,815     113,709
                                                                   ---------   ---------
          Total liabilities and stockholders' equity...........    $ 129,180   $ 126,351
                                                                   =========   =========

----------

                              STATEMENTS OF INCOME

                                                            YEARS ENDED SEPTEMBER 30,
                                                       ----------------------------------
                                                         1998         1997         1996
                                                       --------     --------     --------
                                                                 (IN THOUSANDS)

Income:
  Interest income on other investments ..............  $     32     $    176     $    243
  Cash dividends from Liberty Bank ..................    10,337        1,289        4,694
  Gain on sale of securities ........................        --           90           --
  Other income ......................................        --           --            1
                                                       --------     --------     --------
          Total income ..............................    10,369        1,555        4,938
                                                       --------     --------     --------
Expense:
  Interest expense on borrowings ....................       271           69           82
  Directors fees ....................................        --           32           32
  Loss on sale of real estate .......................        --           23           --
  Other expense .....................................       448          434          391
                                                       --------     --------     --------
          Total expense .............................       719          558          505
                                                       --------     --------     --------
Income before income tax expense and equity in
  undistributed net income of Liberty Bank ..........     9,650          997        4,433
Income tax benefit ..................................      (263)         (82)         (82)
                                                       --------     --------     --------
Income before equity in undistributed net income of
  Liberty Bank ......................................     9,913        1,079        4,515
Equity in undistributed net income of Liberty Bank...     6,044        9,840        6,726
                                                       --------     --------     --------
Net income ..........................................    15,957       10,919       11,241
Dividends on preferred stock ........................        --          113          454
                                                       --------     --------     --------
Net income applicable to common stockholders ........  $ 15,957     $ 10,806     $ 10,787
                                                       ========     ========     ========

--------

                   FIRST LIBERTY FINANCIAL CORP. (PARENT ONLY)

                             STATEMENTS OF CASH FLOW

                                                               YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------
                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                    (IN THOUSANDS)

Operating Activities:
  Cash flows from operating activities:
     Net income .......................................   $ 15,957     $ 10,919     $ 11,240
                                                          --------     --------     --------
     Equity in undistributed earnings of Liberty Bank       (6,044)      (9,840)      (6,726)
     Other, net .......................................        416         (476)         920
                                                          --------     --------     --------
          Total adjustments ...........................     (5,628)     (10,316)      (5,806)
                                                          --------     --------     --------
Net cash provided by (used in) operating activities ...     10,329          603        5,434
                                                          --------     --------     --------
Investing Activities:
  Cash flows from investing activities:
     Net decrease in other investments ................         15        6,809        1,200
     Cash paid in acquisitions ........................         --           --       (3,555)
     Sale of real estate ..............................         --          119           28
     Other, net .......................................        128          475         (303)
                                                          --------     --------     --------
Net cash provided by (used in) investing activities ...        143        7,403       (2,630)
                                                          --------     --------     --------
Financing Activities:
  Cash flows from financing activities:
     Proceeds from borrowings .........................      1,500       10,000           --
     Repayment of borrowings ..........................    (11,445)        (555)        (200)
     Capital infusion to Liberty Bank .................     (1,696)     (10,000)          --
     Issuance of common stock .........................        568          838          270
     Redemption of preferred stock ....................         --          (38)          --
     Dividends paid on stock ..........................     (2,751)      (3,343)      (2,851)
     Purchase of treasury stock .......................         --       (1,073)          --
     Other, net .......................................        311         (146)          --
                                                          --------     --------     --------
Net cash used in financing activities .................    (13,513)      (4,317)      (2,781)
                                                          --------     --------     --------
Net increase in cash ..................................     (3,041)       3,689           23
Cash beginning of period ..............................      3,934          246          222
                                                          --------     --------     --------
Cash end of period ....................................   $    893     $  3,935     $    245
                                                          ========     ========     ========
Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:
  Income taxes ........................................   $  5,262     $  7,247     $  6,855

21. CONSOLIDATED CONDENSED QUARTERLY RESULTS OF INCOME (UNAUDITED)

         The following summarizes the consolidated condensed quarterly results of income (unaudited) for the years ended September 30 (dollars in thousands, except per share data):

                        1998 QUARTERS                                  1ST        2ND        3RD       4TH(1)
                        -------------                                -------    -------    -------    -------

                        Total interest income.....................   $29,458    $29,401    $30,042    $30,166
                        Net interest income.......................    13,861     13,864     14,152     14,310
                        Provision for estimated losses on loans...     1,805      1,614      1,288      1,330
                        Net income applicable to common              $ 4,119    $ 4,305    $ 2,779    $ 4,754
                        stockholders..............................
                        Earnings per common share:
                          Net income
                             Basic................................   $    .30   $   .30    $   .20    $   .34
                             Diluted..............................   $    .30   $   .30    $   .19    $   .33
                          Dividends per common share:.............   $   .065   $  .065    $  .071    $  .071

----------


(1) The fourth quarter of 1998 includes a provision of $1.2 million related to an impairment in the value of mortgage servicing rights.

                       1997 QUARTERS                                          1ST        2ND        3RD       4TH(1)
                       -------------                                        -------    -------    -------    -------

                       Total interest income ...........................    $27,024    $27,513    $28,687    $29,158
                       Net interest income .............................     12,792     13,150     13,386     13,357
                       Provision for estimated losses on loans .........      1,120        900      2,394      3,446
                       Income before extraordinary item ................      3,470      3,915      4,072      2,273
                       Extraordinary loss on extinguishment of debt, net
                         of related taxes ..............................         --         --         --      2,811
                                                                            -------    -------    -------    -------
                       Net income (loss) ...............................      3,470      3,915      4,072       (538)
                       Dividends on preferred stock ....................        113         --         --         --
                                                                            -------    -------    -------    -------
                       Net income (loss) applicable to common
                         stockholders ..................................    $ 3,357    $ 3,915    $ 4,072    $  (538)
                                                                            =======    =======    =======    =======
                       Earnings per common share:
                         Income before extraordinary item
                            Basic ......................................    $   .25    $   .29    $   .29    $   .17
                            Diluted ....................................    $   .24    $   .28    $   .28    $   .16
                         Extraordinary loss on extinguishment of debt,
                            net of related taxes .......................         --         --         --    $   .21
                            Basic ......................................
                            Diluted ....................................         --         --         --    $   .20
                         Net income (loss)
                            Basic ......................................    $   .25    $   .29    $   .29    $  (.04)
                            Diluted ....................................    $   .24    $   .28    $   .28    $  (.04)
                       Dividends per common share: .....................    $  .059    $  .059    $  .060    $  .060

----------

(1) The fourth quarter of fiscal 1997 included the costs relating to discontinued business lines in Liberty Mortgage's retail mortgage offices in Atlanta and Liberty Bank's auto dealer indirect lending operations of $1.7 million (or $.13 per diluted share) after-tax. This included $1.3 million after-tax in additional loan loss provisions and $408,000 after-tax in other costs (including severance expenses) of discontinued business lines. Additionally, the quarter included an extraordinary charge of $2.8 million (or $.21 per diluted share) after-tax reflecting the loss on redemption of $16.5 million principal balance of subordinated debt.



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